UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________________

SCHEDULE 14A

________________________________

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FUNCTIONAL BRANDS INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

6400 SW Rosewood Street

Lake Oswego, Oregon 97035

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 12:00 p.m. Eastern Time on Thursday, May 28, 2026

Dear Stockholders of Functional Brands Inc.:

We cordially invite you to attend our special meeting of stockholders, which we refer to as the Special Meeting, of Functional Brands Inc., a Delaware corporation, which will be held on Thursday, May 28, 2026 at 12:00 p.m. Eastern Time. As we believe that a virtual meeting format expands stockholder access and participation and improves communication, the Special Meeting will be held in a virtual meeting format only. You or your proxyholder will be able to attend the Special Meeting, vote and submit your questions during the meeting only via live audio webcast by visiting https://www.cstproxy.com/functionalbrandsinc/2026. To participate in the meeting, you will need to review the information included in the accompanying Proxy Statement (the “Proxy Statement”) or on your proxy card that we have mailed to you. You will not be able to attend the meeting in person.

The meeting shall be held for the following purposes, as more fully described in the accompanying Proxy Statement:

1.      To approve the fifth amendment to our Certificate of Incorporation, as amended, in the form attached to the Proxy Statement as Annex A, to, at the discretion of our Board of Directors (the “Board”), effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.00001 per share (the “Common Stock”), at any time prior to the one-year anniversary date of the Special Meeting, at a ratio, ranging from one-for-two (1:2) to one-for-two hundred fifty (1:250), with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal 1”);

2.      To approve the Functional Brands Inc. 2026 Equity Incentive Plan (the “Plan Proposal” or “Proposal 2”); and

3.      To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal or the Plan Proposal (the “Adjournment Proposal” or “Proposal 3”).

The Reverse Stock Split Proposal was approved by the Board, with the specific ratio to be determined by the Board at a later date in its discretion, and requires the affirmative vote of the majority of the shares of our Common Stock present in person, by remote communication, if applicable, or by proxy at the Special Meeting and entitled to vote thereon, to be approved.

The Board has fixed the close of business on April 16, 2026, as the record date for determining the stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. Only the stockholders of record of our Common Stock at the close of business on the record date are entitled to receive notice of, and to vote at, the Special Meeting or any adjournment thereof. A complete list of registered stockholders entitled to vote at the Special Meeting will be available for inspection at our principal offices (upon request to us by mail at 6400 SW Rosewood Street Lake Oswego, Oregon 97035, Attn: Eric Gripentrog) during regular business hours for the 10 calendar days prior to the Special Meeting.

YOUR VOTE IS IMPORTANT, regardless of the number of shares you own and whether or not you plan to attend the Special Meeting, we urge you to submit your vote via the Internet or mail. If you vote via the Internet or submit your proxy card, you can still attend the Special Meeting virtually. Please review the instructions on each of your voting options described in the accompanying Proxy Statement.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary.

We appreciate your continued support of Functional Brands.

By order of the Board of Directors,
/s/ Eric Gripentrog
Chief Executive Officer and Chairman
Lake Oswego, Oregon
April 27, 2026

i

FUNCTIONAL BRANDS INC.

PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

To Be Held at 12:00 p.m. Eastern Time on Thursday, May 28, 2026

This Proxy Statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the special meeting of stockholders (the “Special Meeting”) of Functional Brands Inc., a Delaware corporation (the “Company”), and any postponements, adjournments or continuations thereof, which we refer to as the Special Meeting. The Special Meeting will be held on Thursday, May 28, 2026, at 12:00 p.m. Eastern Time. These proxy materials are first being mailed on or about April 29, 2026, to all stockholders of record, entitled to vote at the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the Special Meeting to vote your shares. Instead, you may simply complete, sign and return the related proxy card, or follow the instructions below to submit your proxy by phone or online.

The Special Meeting will be a completely virtual meeting conducted via live audio webcast. We believe this technology provides expanded access, improved communication and cost savings for our stockholders. Hosting a virtual meeting enables increased stockholder attendance and participation from any location around the world. If you are a record holder of shares of our Common Stock at the close of business on April 16, 2026 (the “Record Date”), you are invited to attend the Special Meeting virtually and to vote on the proposals described in this Proxy Statement.

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Special Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed to our stockholders is on or around April 29, 2026. In addition to delivering proxy materials to our stockholders, we have posted all proxy materials on a publicly accessible website. Accordingly, you should have received our proxy materials by mail. We are soliciting proxies pursuant to this Proxy Statement for use at the Special Meeting. Our Proxy Statement and other proxy materials are electronically available at https://www.cstproxy.com/functionalbrandsinc/2026.

The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement and references to our website address in this Proxy Statement are inactive textual references only.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SPECIAL MEETING TO BE HELD ON May 28, 2026. Pursuant to the rules of the Securities and Exchange Commission (the “SEC”), with respect to the Special Meeting, we have elected to utilize the “full set delivery” option of providing paper copies of all of our proxy materials by mail.

Our Proxy Statement is electronically available at https://www.cstproxy.com/functionalbrandsinc/2026.

FORWARD-LOOKING STATEMENTS.

The Proxy Statement may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements other than statements of historical facts included in the Proxy Statement are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this Proxy Statement. Such risks, uncertainties and other factors include those risks described in under Item 1A of our most recent Annual Report on Form 10-K, as may be updated in our subsequent Quarterly Reports on Form 10-Q, and other subsequent reports and documents that we file with the SEC. We expressly disclaim any obligation to update or alter any statements whether because of new information, future events or otherwise, except as required by law.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR SPECIAL MEETING

Why am I receiving these materials?

We are sending you these proxy materials because our Board is soliciting your proxy to vote at the Special Meeting. You are invited to attend the Special Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the meeting to vote your shares. Instead, you may follow the instructions below to submit your proxy through the Internet, or by the paper proxy card you received in the mail, by completing, signing and returning the proxy card by mail.

How are proxy materials being made available to stockholders?

We have opted to provide our materials pursuant to the “full set delivery option” in connection with the Special Meeting. Under the full set delivery option, a company delivers paper copies of all proxy materials to each stockholder. The approximate date on which the proxy materials will first be mailed, to our stockholders of record as of the close of business on the Record Date, is on or around April 29, 2026. Accordingly, you should receive our proxy materials by mail. In addition to delivering proxy materials to stockholders, we have posted all proxy materials on a publicly accessible website. These proxy materials are also available electronically at https://www.cstproxy.com/functionalbrandsinc/2026.

How can I attend the Special Meeting?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by audio webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of record of Common Stock as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting. No physical meeting will be held. You will be able to attend the Special Meeting online and submit your questions during the meeting by visiting https://www.cstproxy.com/functionalbrandsinc/2026. You also will be able to vote your shares online by attending the Special Meeting by webcast.

To participate in the Special Meeting, you will need to review the information included on your proxy card, or on the instructions that accompanied your proxy materials. To participate in the Special Meeting, you must have your control number that is shown on your proxy card.

The online meeting will begin promptly at 12:00 p.m. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check-in. Please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers or similar companies.

How do I register to attend the Special Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares directly through our transfer agent, Endeavor Trust Corporation), you do not need to register to attend the Special Meeting virtually on the Internet. You will be able to attend and participate in the Special Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting https://www.cstproxy.com/functionalbrandsinc/2026. To participate in the Special Meeting, you must have your control number that is shown on your proxy card.

What if I have trouble accessing the Special Meeting virtually?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Note: Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance, should you need it, you may call 917 262 2373.

What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” By using the methods discussed below, you will be appointing Eric Gripentrog, Chief Executive Officer and Chairman, and Tariq Rahim, Chief Financial

Officer, as your proxy holders. Either one of the proxy holders will vote on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Special Meeting, please vote by proxy so that your shares may be voted.

Who can vote at the Special Meeting?

Only our stockholders of record of our Common Stock at the close of business on April 16, 2026 (the “Record Date”), or their legal proxy holders are entitled to notice and vote at the Special Meeting and at any adjournments or postponements thereof. As of the Record Date, there were 21,912,868 shares of Common Stock issued and outstanding, entitled to vote.

How many shares must be represented to have a quorum and hold the Special Meeting?

A quorum is the minimum number of shares required to be present at the Special Meeting for the Special Meeting to be properly held under our bylaws (“Bylaws”) and Delaware law. The presence, in person or by proxy, of thirty-three and four-tenths percent (33.4%) of the Company’s outstanding capital stock entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting.

There were 21,912,868 shares of our Common Stock outstanding and entitled to vote on the Record Date. Accordingly, a quorum will be present if 7,318,898 shares of our Common Stock, are present in person or represented by executed proxies timely received by us at the Special Meeting. Shares present virtually during the Special Meeting will be considered shares of Common Stock represented in person at the meeting.

Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Special Meeting. “Broker non-votes” occur when brokers, banks or other nominees that hold shares on behalf of beneficial owners do not receive voting instructions from the beneficial owners prior to the meeting and do not have discretionary voting authority to vote those shares.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote over the Internet or at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

Who is entitled to vote at the Special Meeting, and how many votes do they have?

Stockholders of record of our Common Stock at the close of business on the Record Date may vote at the Special Meeting. There were 21,912,868 shares of our Common Stock outstanding on the Record Date. Shares of issued and outstanding convertible preferred stock may not vote unless the shares of preferred stock are converted into shares of Common Stock.

Pursuant to the rights of our stockholders contained in our charter documents, each share of our Common Stock is entitled to one vote on all matters listed in this Proxy Statement.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our Board. Eric Gripentrog, our Chairman and Chief Executive Officer, and Tariq Rahim, our Chief Financial Officer, have been designated as proxy holders by our Board. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Special Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board as described above. If any matters not described in this Proxy Statement are properly presented at the Special Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Special Meeting is adjourned, the proxy holders can vote the shares on the new Special Meeting date as well, unless you have properly revoked your proxy instructions.

How are proxies solicited for the Special Meeting?

Our Board is soliciting proxies for use at the Special Meeting. All expenses associated with this solicitation will be borne by us. We will reimburse brokers or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our Common Stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

What items will be voted on at the Special Meeting?

Stockholders will vote on the following items at the Special Meeting:

•        To approve the fifth amendment to our Certificate of Incorporation, as amended, to, at the discretion of our Board, effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.00001 per share (the “Common Stock”), at any time prior to the one-year anniversary date of the Special Meeting, at a ratio, ranging from one-for-two (1:2) to one-for-two hundred fifty (1:250), with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal 1”);

•        To approve the Functional Brands Inc. 2026 Equity Incentive Plan (the “Plan Proposal” or “Proposal 2”); and

•        To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal or the Plan Proposal (the “Adjournment Proposal” or “Proposal 3”).

We are not aware of any other matter, and there will be no other matter, to be acted upon at the Special Meeting other than the matters described in this Proxy Statement. Because this Special Meeting is occurring very soon after this mailing, your immediate attention and voting is respectfully requested.

Why are we proposing that stockholders approve a Reverse Stock Split?

Our Board has unanimously adopted a resolution declaring advisable, and recommending to our stockholders for their approval, a fifth amendment to our certificate of incorporation (the “Reverse Stock Split Amendment”) (i) authorizing a reverse stock split of the issued and outstanding shares of our Common Stock at a ratio in the range of one-for-two (1:2) to one-for-two hundred fifty (1:250), with such final ratio to be determined by the Board (the “Reverse Stock Split”) if they determine that effecting the Reverse Stock Split is in the best interest of our stockholders, and (ii) granting the Board the discretion to file the fifth certificate of amendment to our certificate of incorporation with the Secretary of State of the State of Delaware effecting the Reverse Stock Split at any time prior to the one-year anniversary date of the Special Meeting, or to abandon the Reverse Stock Split altogether.

The Board does not intend to effect the Reverse Stock Split if our stock regains compliance with Nasdaq’s bid price requirement discussed below.

On December 30, 2025, we received a letter from the staff of the Listing Qualifications Department of the Nasdaq Stock Market (the “Staff”) indicating that, based upon the closing bid price of our Common Stock for the 30 consecutive business day period prior to December 30, 2025, we did not meet the minimum bid price of $1.00 per share required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that we would be provided with a compliance period of 180 calendar days, or until June 29, 2026, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

If at any time during the 180-day compliance period, the closing bid price of the Common Stock is at least $1.00 per share for a minimum of ten consecutive business days, Nasdaq will provide written confirmation of compliance. If we choose to implement a reverse stock split, we must complete the split no later than ten business days prior to the expiration date in order to timely regain compliance. If compliance cannot be demonstrated by June 29, 2026, the Staff will provide written notification that the Common Stock may be delisted. At that time we may appeal the Staff’s determination to a Hearings Panel.

In the event of a delisting from the Nasdaq Capital Market, we may seek to have our Common Stock traded in the over-the-counter inter-dealer quotation system, more commonly known as the OTC. OTC transactions involve risks in addition to those associated with transactions in securities traded on the securities exchanges, such as the Nasdaq Capital Market, or, together, exchange-listed stocks. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. Accordingly, our stock would be less liquid than it would be otherwise. Also, the prices of OTC stocks are often more volatile than exchange-listed stocks. Additionally, some institutional investors are prohibited from investing in OTC stocks, and it would likely be more challenging to raise capital when needed.

In light of our financial position and our need to raise additional capital, delisting of our Common Stock from the Nasdaq Capital Market would materially limit our ability to obtain additional equity capital. We may need to seek an in-court or out-of-court restructuring of our capital structure. In the event of such restructuring activities, holders of our Common Stock and other securities will likely suffer a total loss of their investment.

The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market. There can be no assurance that even if the Reverse Stock Split is effected, that we will ultimately regain compliance with the Minimum Bid Price Requirement and all other applicable requirements for continued listing on the Nasdaq Capital Market or that our Common Stock will not be delisted from the Nasdaq Capital Market.

The form of the proposed Reverse Stock Split Amendment is attached to this Proxy Statement as Annex A. If our Board determines to effect the Reverse Stock Split, the number of outstanding shares of Common Stock will be reduced as compared to the number of outstanding shares immediately prior to the effectiveness of the Reverse Stock Split, but will not increase the par value of Common Stock, and will not change the number of authorized shares of our capital stock. Stockholders are urged to carefully read Annex A. If implemented, the number of shares of our Common Stock owned by each of our stockholders will be reduced by the same proportion as the reduction in the total number of shares of our Common Stock outstanding, so that the percentage of our outstanding Common Stock owned by each of our stockholders will remain approximately the same, except to the extent that the Reverse Stock Split could result in some or all of our stockholders receiving one share of Common Stock in lieu of a fractional share.

How does the Board recommend I vote on these proposals?

The Board recommends a vote:

•        FOR the Reverse Stock Split Proposal;

•        FOR the Plan Proposal; and

•        FOR the Adjournment Proposal, if required.

What vote is required to approve each proposal?

Proposal 1, the Reverse Stock Split Proposal:    The approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person, by remote communication, if applicable, or by proxy at the Special Meeting and entitled to vote thereon to be approved.

Proposal 2, the Plan Proposal:    The approval of the Plan Proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person, by remote communication, if applicable, or by proxy at the Special Meeting and entitled to vote thereon to be approved.

Proposal 3, the Adjournment Proposal:    The approval of the adjournment or postponement of the Special Meeting, if necessary, requires the affirmative vote of a majority of the shares of our Common Stock present in person, by remote communication, if applicable, or by proxy at the Special Meeting and entitled to vote thereon.

If you are a beneficial owner of shares held in a brokerage account and you do not instruct your broker, bank or other agent how to vote your shares, your broker, bank or other agent may still be able to vote your shares in its discretion. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules.

Stockholder of Record: Shares Registered in Your Name

If shares of our Common Stock are registered directly in your name with our transfer agent, Endeavor Trust Corporation, you are considered the stockholder of record with respect to those shares and a notice and Proxy Statement was provided to you directly by us. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote in person at the Special Meeting. Throughout this Proxy Statement, we refer to these registered stockholders as “stockholders of record.”

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If shares of our Common Stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the notice and Proxy Statement was forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend the Special Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our Common Stock in person at the Special Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Your broker, bank or other nominee will provide a voting instruction form for you to use. Throughout this Proxy Statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

What is the effect of abstentions and broker non-votes?

An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter or attends the Special Meeting and elects not to vote or fails to cast a ballot. Abstentions are treated as shares present in person or by proxy and entitled to vote, so abstaining has the same effect as a negative vote for purposes of determining whether our stockholders approved the proposals presented.

A “broker non-vote” occurs when a broker has not received voting instructions from the beneficial owner and the broker does not have discretionary authority to vote the shares because the proposal is non-routine. Brokers are not anticipated to have discretionary authority to vote on the Plan Proposal. Accordingly, brokers who do not receive instructions from the beneficial owner are expected to be entitled to vote only on the Reverse Stock Split Proposal and the Adjournment Proposal.

How Do I Vote and When is the Deadline for Voting?

Whether you plan to attend the Special Meeting or not, we urge you to submit your proxy to vote. Submitting a proxy to vote your shares will not affect your right to attend the Special Meeting or to vote at the Special Meeting, even if you have previously submitted a proxy. Your vote at the Special Meeting will override your prior proxy vote.

Stockholder of Record

If your shares are registered directly in your name, you may vote or submit your proxy to vote:

•        By mail.    Complete and mail the enclosed proxy card in the enclosed postage prepaid envelope. Your proxy will be voted in accordance with your instructions. If you sign the proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Your proxy card must be received on or before 11:59 P.M. Eastern time on May 27, 2026, the day before the Special Meeting, to be counted.

•        In attendance at the Special Meeting.    To vote at the Special Meeting, you must join live online at visit https://www.cstproxy.com/functionalbrandsinc/2026. The webcast will start at 12:00 p.m. Eastern Time. To participate and vote in the Special Meeting, you will need to review the information included on your proxy card or on the instructions included in the instructions that accompanied your proxy material.

•        Over the Internet.    You may submit your proxy to vote via the Internet by going to https://www.cstproxy.com/functionalbrandsinc/2026 and following the on-screen instructions. Please have your proxy card available when you access the webpage. Your proxy to vote must be received prior to 11:59 P.M. Eastern time on May 27, 2026, the day before the Special Meeting, to be counted.

Hold Shares in Street Name

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card or on the Internet. However, the availability of Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares in person at the Special Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote?

Stockholder of Record: Shares Registered in Your Name

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•        You may submit a properly completed proxy card with a later date.

•        You may grant a subsequent proxy through the Internet.

•        You may send a timely written notice that you are revoking your proxy to the Company.

•        You may attend the Special Meeting via the live webcast and vote. Attendance at the Special Meeting will not cause your previously granted proxy to be revoked unless you specifically so request, or you vote at the Special Meeting.

Your most recent vote, whether at the Special Meeting, by proxy card or Internet proxy, is the one that is counted.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

Stockholders holding shares through a bank or broker should follow the instructions for revocation provided by the bank or broker.

How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?

Brokerage firms and other intermediaries holding shares of our Common Stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on “routine” matters: the reverse stock split and adjournment proposals.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Special Meeting?

No. None of our stockholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Special Meeting.

What if another matter is properly brought before the Special Meeting?

The Board knows of no other matters that will be presented for consideration at the Special Meeting. If any other matters are properly brought before the Special Meeting, it is the intention of the persons named in the accompanying proxy to vote on those matters in accordance with their best judgment.

Where can I find the voting results of the Special Meeting?

We will announce preliminary voting results at the Special Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Special Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Special Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of the stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:

Functional Brands Inc.

Attention: Eric Grutenberg, Chief Executive Officer

6400 SW Rosewood Street

Lake Oswego, Oregon 97035

Tel: (800) 245-8282

Street name stockholders may contact their broker, bank or other nominee to request information about householding.

PROPOSAL NO. 1

APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT

Background and Proposed Amendment

Our certificate of incorporation, as amended, currently authorizes the Company to issue a total of 221,000,000 shares of capital stock, consisting of 220,000,000 shares of Common Stock, par value $0.00001 per share, and 1,000,000 shares of blank check preferred stock, par value $0.001 per share.

On March 20, 2026, subject to stockholder approval, the Board approved an amendment to our certificate of incorporation, as amended to, at the discretion of the Board, effect the Reverse Stock Split of the Common Stock at a ratio of one-for-two (1:2) to one-for two hundred fifty (1:250) with the exact ratio within such range to be determined by the Board at its discretion. The Reverse Stock Split may be effected at any time prior to the one-year anniversary date of the Special Meeting.

The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on Nasdaq. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Reverse Stock Split is not intended to modify the rights of existing stockholders in any material respect.

If the Reverse Stock Split Proposal is approved by our stockholders and the Reverse Stock Split is effected, every two (2) to two hundred fifty (250) shares of our issued and outstanding Common Stock would be combined and reclassified into one share of Common Stock. The Reverse Stock Split may be effected at any time prior to the one-year anniversary date of the Special Meeting. The actual timing for implementation of the Reverse Stock Split would be determined by the Board based upon its evaluation as to when such action would be most advantageous to the Company and its stockholders. Notwithstanding approval of the Reverse Stock Split Proposal by our stockholders, the Board will have the sole authority to elect whether or not and when to amend our certificate of incorporation to effect the Reverse Stock Split. If the Reverse Stock Split Proposal is approved by our stockholders, the Board will make a determination as to whether effecting the Reverse Stock Split is in the best interests of the Company and our stockholders in light of, among other things, the Company’s ability to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq without effecting the Reverse Stock Split, the per share price of the Common Stock immediately prior to the Reverse Stock Split and the expected stability of the per share price of the Common Stock following the Reverse Stock Split. If the Board determines that it is in the best interests of the Company and its stockholders to effect the Reverse Stock Split, it will hold a Board meeting to determine the ratio of the Reverse Stock Split. For additional information concerning the factors the Board will consider in deciding whether to effect the Reverse Stock Split, see “— Determination of the Reverse Stock Split Ratio” and “— Board Discretion to Effect the Reverse Stock Split.”

The text of the proposed amendment to the Company’s certificate of incorporation to effect the Reverse Stock Split is included as Annex A to this Proxy Statement. If the Reverse Stock Split Proposal is approved by the Company’s stockholders, the Company will have the authority to file the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware, which will become effective upon its filing; provided, however, that the Reverse Stock Split Amendment is subject to revisions to include such changes as may be required by the office of the Secretary of State of the State of Delaware and as the Board deems necessary and advisable. The Board has determined that the amendment is advisable and in the best interests of the Company and its stockholders and has submitted the amendment for consideration by our stockholders at the Special Meeting.

Reasons for the Reverse Stock Split Amendment

We are submitting this proposal to our stockholders for approval in order to increase the trading price of our Common Stock to meet the minimum per share bid price requirement for continued listing on the Nasdaq Capital Market. We believe increasing the trading price of our Common Stock may also assist in our capital-raising efforts by making our Common Stock more attractive to a broader range of investors. Accordingly, we believe that the Reverse Stock Split is in our stockholders’ best interests.

We believe that the Reverse Stock Split, if necessary, is a potentially effective means to meet the criteria to satisfy the minimum per share bid price requirement for continued listing on the Nasdaq Capital Market. The Nasdaq Capital Market requires, among other criteria, that the Company maintain a continued closing bid price of at least $1.00 per share. On the Record Date, the closing price of our Common Stock on the Nasdaq Capital Market was $0.1251 per share. We have in the past, and may in the future, be unable to comply with certain of the listing standards that we are required to meet to maintain the listing of our Common Stock on Nasdaq.

The Board believes that maintaining the current number of authorized shares of our Common Stock, irrespective of the Reverse Stock Split, is necessary to provide us with the flexibility to act in the future with respect to raising additional financing, potential strategic collaborations and other corporate purposes without the delay and expense associated with obtaining special stockholder approval each time an opportunity requiring the issuance of shares of Common Stock may arise. Such a delay might deny us the flexibility that our Board views as important and in the interests of the Company and its stockholders.

The Board does not intend to effect the Reverse Stock Split if our stock regains compliance with Nasdaq’s bid price requirement discussed below.

On December 30, 2025, we received a letter from the Staff indicating that, based upon the closing bid price of our Common Stock for the 30 consecutive business day period prior to December 30, 2025, we did not meet the minimum bid price of $1.00 per share required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that we would be provided with a compliance period of 180 calendar days, or until June 29, 2026, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

If at any time during the 180-day compliance period, the closing bid price of the Common Stock is at least $1.00 per share for a minimum of ten consecutive business days, Nasdaq will provide written confirmation of compliance. If we choose to implement a reverse stock split, we must complete the split no later than ten business days prior to the expiration date in order to timely regain compliance. If compliance cannot be demonstrated by June 29, 2026, the Staff will provide written notification that the Common Stock may be delisted. At that time we may appeal the Staff’s determination to a Hearings Panel.

In the event of a delisting from the Nasdaq Capital Market, we may seek to have our Common Stock traded in the over-the-counter inter-dealer quotation system, more commonly known as the OTC. OTC transactions involve risks in addition to those associated with transactions in securities traded on the securities exchanges, such as the Nasdaq Capital Market, or, together, exchange-listed stocks. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. Accordingly, our stock would be less liquid than it would be otherwise. Also, the prices of OTC stocks are often more volatile than exchange-listed stocks. Additionally, some institutional investors are prohibited from investing in OTC stocks, and it would likely be more challenging to raise capital when needed.

In light of our financial position and our need to raise additional capital, delisting of our Common Stock from the Nasdaq Capital Market would materially limit our ability to obtain additional equity capital. We may need to seek an in-court or out-of-court restructuring of our liabilities. In the event of such restructuring activities, holders of our Common Stock and other securities will likely suffer a total loss of their investment.

The primary goal of the Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market. There can be no assurance that even if the Reverse Stock Split is effected, that we will ultimately regain compliance with the Minimum Bid Price Requirement and all other applicable requirements for continued listing on the Nasdaq Capital Market or that our Common Stock will not be delisted from the Nasdaq Capital Market.

In addition, as noted above, we believe that the Reverse Stock Split and the resulting increase in the per share price of our Common Stock could encourage increased investor interest in our Common Stock and promote greater liquidity for our stockholders. A greater price per share of our Common Stock could allow a broader range of institutions to invest in our Common Stock (namely, funds that are prohibited or discouraged from buying stocks with a price below a certain threshold), potentially increasing marketability, trading volume and liquidity of our Common Stock. Many institutional investors view stocks trading at low prices as unduly speculative in nature and, as a result, avoid investing in such stocks. We believe that the Reverse Stock Split will provide flexibility to make our Common Stock a more attractive investment for these institutional investors, which we believe will enhance the liquidity for the holders of our Common Stock and may facilitate future sales of our Common Stock. The Reverse Stock Split could also increase interest in our Common Stock for analysts and brokers who may otherwise have policies that discourage or prohibit them in following or recommending companies with low stock prices. Additionally, because brokers’ commissions on transactions in low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of our Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher.

Risks Associated with the Reverse Stock Split

The Reverse Stock Split May Not Increase the Price of our Common Stock over the Long-Term or have the desired effect of maintaining compliance with Nasdaq Marketplace Rules.    As noted above, the principal purpose of the Reverse Stock Split is to increase the trading price of our Common Stock to meet the minimum stock price standards of Nasdaq. However, the effect of the Reverse Stock Split on the market price of our Common Stock cannot be predicted with any certainty, and we cannot assure you that the Reverse Stock Split will accomplish this objective for any meaningful period of time, or at all. While we expect that the reduction in the number of outstanding shares of Common Stock will proportionally increase the market price of our Common Stock, we cannot assure you that the Reverse Stock Split will increase the market price of our Common Stock by a multiple of the Reverse Stock Split ratio, or result in any permanent or sustained increase in the market price of our Common Stock. The market price of our Common Stock may be affected by other factors which may be unrelated to the number of shares outstanding, including the Company’s business and financial performance, general market conditions, and prospects for future success. In addition, although we believe the Reverse Stock Split may enhance the desirability of our Common Stock to certain potential investors, it is possible that, if implemented, our Common Stock may not become more attractive to institutional and other long term investors. Even if we implement the Reverse Stock Split, the market price of our Common Stock may decrease due to factors unrelated to the Reverse Stock Split. In any case, the market price of our Common Stock may also be based on other factors which may be unrelated to the number of shares outstanding, including our future performance. If the Reverse Stock Split is consummated and the trading price of the Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Even if the market price per post-Reverse Stock Split share of our Common Stock remains in excess of $1.00 per share, we may be delisted due to a failure to meet other continued listing requirements, including Nasdaq requirements related to the minimum stockholder equity requirement, the minimum number of shares that must be in the public float, the minimum market value of the public float and the minimum number of “round lot” holders.

The Reverse Stock Split May Decrease the Liquidity of our Common Stock.    The Board believes that the Reverse Stock Split may result in an increase in the market price of our Common Stock, which could lead to increased interest in our Common Stock and possibly promote greater liquidity for our stockholders. However, the Reverse Stock Split will also reduce the total number of outstanding shares of Common Stock, which may lead to reduced trading and a smaller number of market makers for our Common Stock, particularly if the price per share of our Common Stock does not increase as a result of the Reverse Stock Split.

The Reverse Stock Split May Result in Some Stockholders Owning “Odd Lots” That May Be More Difficult to Sell or Require Greater Transaction Costs per Share to Sell.    If the Reverse Stock Split is implemented, it will increase the number of stockholders who own “odd lots” of less than 100 shares of Common Stock. A purchase or sale of less than 100 shares of Common Stock (an “odd lot” transaction) may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own fewer than 100 shares of Common Stock following the Reverse Stock Split may be required to pay higher transaction costs if they sell their Common Stock.

The Reverse Stock Split May Lead to a Decrease in our Overall Market Capitalization.    The Reverse Stock Split may be viewed negatively by the market and, consequently, could lead to a decrease in our overall market capitalization. If the per share market price of our Common Stock does not increase in proportion to the Reverse Stock Split ratio, or following such increase does not maintain or exceed such price, then the value of our Company, as measured by our market capitalization, will be reduced. Additionally, any reduction in our market capitalization may be magnified as a result of the smaller number of total shares of Common Stock outstanding following the Reverse Stock Split.

If our stockholders approve this Proposal 1, the effective increase in the authorized number of shares of our Common Stock as a result of the Reverse Stock Split could have anti-takeover implications.    If our stockholders approve this Proposal 1, the implementation of a Reverse Stock Split will result in an effective increase in the authorized number of shares of our Common Stock available for issuance (as our authorized number of shares of Common Stock will unchanged), which could, under certain circumstances, have anti-takeover implications. The additional shares of Common Stock that would become available for issuance if this Proposal 1 is approved and a Reverse Stock Split is implemented could be used by us to oppose a hostile takeover attempt or to delay or prevent changes in control or our management. For example, without further stockholder approval, the Board could adopt a “poison pill” which would, under certain circumstances related to an acquisition of our securities that is not approved by the Board, give certain holders the right to acquire additional shares of our Common Stock at a low price. The Board also could strategically sell shares of Common Stock in a private transaction to purchasers who would oppose a takeover or favor the current Board. Although this Proposal 1 has been prompted by business and financial considerations and not by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at us), stockholders should be aware that approval of this Proposal 1 could facilitate future efforts by us to deter or prevent changes in control, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

Our failure to maintain compliance with Nasdaq’s continued listing requirements could result in the delisting of our Common Stock. Additionally, if we do not receive an affirmative vote of the majority of shares of our common stock present in person, by remote communication, if applicable, or by proxy at the Special Meeting and entitled to vote thereon, FOR the Reverse Stock Split Proposal and our Common Stock continues to trade below $1.00, we expect that we will be delisted from the Nasdaq Stock Market.

Our Common Stock is currently listed on the Nasdaq Capital Market, where it is subject to various continued listing requirements.

On December 30, 2025, we received a letter from the Staff indicating that, based upon the closing bid price of our Common Stock for the 30 consecutive business day period prior to December 30, 2025, we did not meet the minimum bid price of $1.00 per share required for continued listing on the Nasdaq Capital Market pursuant to Nasdaq Listing Rule 5550(a)(2). The letter also indicated that we would be provided with a compliance period of 180 calendar days, or until June 29, 2026, in which to regain compliance pursuant to Nasdaq Listing Rule 5810(c)(3)(A).

If at any time during the 180-day compliance period, the closing bid price of the Common Stock is at least $1.00 per share for a minimum of ten consecutive business days, Nasdaq will provide written confirmation of compliance. If we choose to implement a reverse stock split, we must complete the split no later than ten business days prior to the expiration date in order to timely regain compliance. If compliance cannot be demonstrated by June 29, 2026, the Staff will provide written notification that the Common Stock may be delisted. At that time, the we may appeal the Staff’s determination to a Hearings Panel.

In the event of a delisting from the Nasdaq Capital Market, we may seek to have our Common Stock traded in the over-the-counter inter-dealer quotation system, more commonly known as the OTC. OTC transactions involve risks in addition to those associated with transactions in securities traded on the securities exchanges, such as the Nasdaq Capital Market, or, together, exchange-listed stocks. Many OTC stocks trade less frequently and in smaller volumes than exchange-listed stocks. Accordingly, our stock would be less liquid than it would be otherwise. Also, the prices of OTC stocks are often more volatile than exchange-listed stocks. Additionally, some institutional investors are prohibited from investing in OTC stocks, and it would likely be more challenging to raise capital when needed.

In light of our financial position and our need to raise additional capital, delisting of our Common Stock from the Nasdaq Capital Market would materially limit our ability to obtain additional equity capital. We may need to seek an in-court or out-of-court restructuring of our liabilities. In the event of such restructuring activities, holders of our Common Stock and other securities will likely suffer a total loss of their investment.

The primary goal of the 2026 Reverse Stock Split is to increase the per share market price of our Common Stock to meet the minimum per share bid price requirements for continued listing on the Nasdaq Capital Market. There can be no assurance that even if the 2026 Reverse Stock Split is effected, that we will ultimately regain compliance with the Minimum Bid Price Requirement and all other applicable requirements for continued listing on the Nasdaq Capital Market or that our Common Stock will not be delisted from the Nasdaq Capital Market.

If we effect the reverse stock split and then the market price of our Common Stock will decline and will fail to meet the continued Nasdaq listing requirement for the minimum bid price, we may not be eligible for any compliance period.

In January 2025, the U.S. Securities and Exchange Commission (SEC) approved amendments, which are now effective, to the Nasdaq listing rules that significantly affect companies seeking to use reverse stock splits to regain or maintain compliance with Nasdaq’s $1.00 minimum bid price requirement. The changes to the Nasdaq rules alter, among others, the frequency of reverse stock splits to prevent companies from repeatedly using them as part of their minimum bid price compliance strategy. Under the amended Nasdaq Listing Rule 5810(c)(3)(A)(iv), if a company’s security fails to meet the continued listing requirement for minimum bid price and the company has effected a reverse stock split over the prior one-year period (or has effected one or more reverse stock splits over the prior two-year period with a cumulative ratio of 250 shares or more to one), then the company shall not be eligible for any compliance period to address the bid price deficiency. Instead, Nasdaq will move forward with delisting proceedings.

Potential Consequences if the Reverse Stock Split Proposal is Not Approved

If the Reverse Stock Split Proposal is not approved by our stockholders, our Board will not have the authority to effect the Reverse Stock Split Amendment to, among other things, facilitate the continued listing of our Common Stock on Nasdaq by increasing the per share trading price of our Common Stock to help achieve a share price high enough to satisfy the $1.00 per share minimum bid price requirement. Any inability of our Board to effect the Reverse Stock Split could result in our delisting from Nasdaq.

Treatment of Fractional Shares in the Reverse Stock Split

The Company will not issue fractional certificates for post-reverse stock split shares in connection with the Reverse Stock Split nor will the Company pay any cash in respect of fractional shares. In lieu of issuing fractional shares, DTC participants for stockholders of record who otherwise would be entitled to receive fractional shares will be entitled to rounding up of the fractional share to the nearest whole number. For example, if as a result of a reverse stock split the DTC participant would otherwise be entitled to hold 99.4 shares of our Common Stock after giving effect to the Reverse Stock Split, such participant would instead hold 100 shares of our Common Stock.

Determination of the Reverse Stock Split Ratio

The Board believes that stockholder approval of a range of potential Reverse Stock Split ratios is in the best interests of our Company and stockholders because it is not possible to predict market conditions at the time the Reverse Stock Split would be implemented. We believe that a range of Reverse Stock Split ratios provides us with the most flexibility to achieve the desired results of the Reverse Stock Split. The Reverse Stock Split ratio to be selected by our Board will be not less than 1-for-2 or more than 1-for-250.

The selection of the specific Reverse Stock Split ratio will be based on several factors, including, among other things:

•        our ability to maintain the listing of our Common Stock on the Nasdaq Capital Market;

•        the per share price of our Common Stock immediately prior to the Reverse Stock Split;

•        the expected stability of the per share price of our Common Stock following the Reverse Stock Split;

•        the likelihood that the Reverse Stock Split will result in increased marketability and liquidity of our Common Stock;

•        prevailing market conditions;

•        general economic conditions in our industry; and

•        our market capitalization before, and anticipated market capitalization after, the Reverse Stock Split.

We believe that granting our Board the authority to set the ratio for the Reverse Stock Split is essential because it allows us to take these factors into consideration and to react to changing market conditions. If the Board chooses to implement the Reverse Stock Split, the Company will make a public announcement regarding the determination of the Reverse Stock Split ratio.

Board Discretion to Effect the Reverse Stock Split

If the Reverse Stock Split Proposal is approved by our stockholders, the Board will have the discretion to implement the Reverse Stock Split or to not effect the Reverse Stock Split at all. The Board currently intends to effect the Reverse Stock Split. If the trading price of our Common Stock increases without effecting the Reverse Stock Split, the Reverse Stock Split may not be necessary. Following the Reverse Stock Split, if implemented, there can be no assurance that the market price of our Common Stock will rise in proportion to the reduction in the number of outstanding shares resulting from the Reverse Stock Split or that the market price of the post-split Common Stock can be maintained above $1.00. There also can be no assurance that our Common Stock will not be delisted from Nasdaq for other reasons.

If our stockholders approve the Reverse Stock Split Proposal at the Special Meeting, the Reverse Stock Split will be effected, if at all, only upon a determination by the Board that the Reverse Stock Split is in the best interests of the Company and its stockholders at that time. No further action on the part of the stockholders will be required to either effect or abandon the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment will be abandoned.

The market price of our Common Stock is dependent upon our performance and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effected and the market price of our Common Stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the Reverse Stock Split. Furthermore, the reduced number of shares that will be outstanding after the Reverse Stock Split could significantly reduce the trading volume and otherwise adversely affect the liquidity of our Common Stock.

We have not proposed the Reverse Stock Split in response to any effort of which we are aware to accumulate our shares of Common Stock or obtain control of the Company, nor is it a plan by management to recommend a series of similar actions to our Board or our stockholders. Notwithstanding the decrease in the number of outstanding shares of Common Stock following the Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

Effectiveness of the Reverse Stock Split

The Reverse Stock Split, if approved by our stockholders, will become effective upon the filing with the Secretary of State of the State of Delaware of a certificate of amendment to our certificate of incorporation in substantially the form of the Reverse Stock Split Amendment attached to this Proxy Statement as Annex A. The exact timing of the filing of the Reverse Stock Split Amendment will be determined by the Board based upon its evaluation of when such action will be most advantageous to the Company and our stockholders. The Board reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to elect not to proceed with the Reverse Stock Split if, at any time prior to filing such Reverse Stock Split Amendment, the Board, in its sole discretion, determines that it is no longer in the best interests of the Company and our stockholders. The Board currently intends to effect the Reverse Stock Split. If our Board does not implement the Reverse Stock Split prior to the one-year anniversary date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate and the Reverse Stock Split Amendment to effect the Reverse Stock Split will be abandoned.

Effects of the Reverse Stock Split on Issued and Outstanding Common Stock

If the Reverse Stock Split is effected, it will reduce the total number of issued and outstanding shares of Common Stock, including any shares held by the Company as treasury shares, by a Reverse Stock Split ratio determined by the Board. Accordingly, each of our stockholders will own fewer shares of Common Stock as a result of the Reverse Stock Split. However, the Reverse Stock Split will affect all stockholders uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except to the extent that the Reverse Stock Split would result in an adjustment to a stockholder’s ownership of Common Stock due to the effect of rounding up fractional shares at the DTC participant level in the Reverse Stock Split, as described in more detail herein. Therefore, voting rights and other rights and preferences of the holders of Common Stock will not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). Common Stock issued pursuant to the Reverse Stock Split will remain fully paid and nonassessable, and the par value per share of Common Stock will remain $0.00001.

As of the Record Date, approximately 21,912,868 shares of our Common Stock were outstanding, 2,400 shares of our Series B Preferred Stock, and 6,909 shares of our Series C Preferred Stock, were outstanding. For purposes of illustration, if the Reverse Stock Split is effected at a ratio of 1-for-10, the number of issued and outstanding shares of Common Stock after the Reverse Stock Split would be approximately 2,191,287 shares. However, because Nasdaq requirements state that a listed company must have at least 500,000 shares in the public float, the Board expects to select a ratio that would enable us to meet this requirement.

Effects of the Reverse Stock Split on Outstanding Equity Awards and Warrants to Purchase Common Stock

If the Reverse Stock Split is effected prior to the adoption of our Plan, the terms of equity awards granted under our 2026 Equity Incentive Plan (the “Plan”), including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described herein. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Plan, as well as any plan limits on the size of such grants will be adjusted and proportionately decreased as a result of the Reverse Stock Split. The number and exercise prices of outstanding warrants that we have issued will be correspondingly adjusted.

Effects of the Reverse Stock Split on Voting Rights

Proportionate voting rights and other rights of the holders of Common Stock would not be affected by the Reverse Stock Split (except for the effect of rounding up fractional shares). For example, a holder of 1% of the voting power of the outstanding Common Stock immediately prior to the effective time of the Reverse Stock Split would continue to hold 1% of the voting power of the outstanding Common Stock after the Reverse Stock Split (except for the effect of rounding up fractional shares).

Effects of the Reverse Stock Split on Regulatory Matters

We are subject to the periodic reporting and other requirements of the Exchange Act. The Reverse Stock Split will not affect our obligation to publicly file financial and other information with the SEC. After the effective time of any Reverse Stock Split that our Board elects to implement, our Common Stock would have a new committee on uniform securities identification procedures, or CUSIP number, a number used to identify our Common Stock.

Our Common Stock is currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The implementation of any proposed Reverse Stock Split will not affect the registration of our Common Stock under the Exchange Act. Our Common Stock would continue to be listed on the Nasdaq Capital Market under the symbol “MEHA” immediately following the Reverse Stock Split, although it is likely that Nasdaq would add the letter “D” to the end of the trading symbol for a period of twenty trading days after the effective date of the Reverse Stock Split to indicate that the Reverse Stock Split had occurred.

Effects of the Reverse Stock Split on Authorized Share Capital

The total number of shares of capital stock that we are authorized to issue will not be affected by the Reverse Stock Split and will remain at 221,000,000 shares, consisting of 220,000,000 shares of Common Stock and 1,000,000 shares of blank check Preferred Stock.

Effects of the Reverse Stock Split on the Number of Shares of Common Stock Available for Future Issuance

By reducing the number of shares outstanding without reducing the number of shares of available but unissued Common Stock, the Reverse Stock Split will increase the number of authorized but unissued shares. The Board believes the increase is appropriate for use to fund the future operations of the Company. Although the Company does not have any pending acquisitions for which shares are expected to be used, the Company may also use authorized shares in connection with the financing of future acquisitions.

Although the Reverse Stock Split would not have any dilutive effect on our stockholders, the Reverse Stock Split without a reduction in the number of shares authorized for issuance would reduce the proportion of shares owned by our stockholders relative to the number of shares authorized for issuance, giving the Board an effective increase in the authorized shares available for issuance, in its discretion. The Board from time to time may deem it to be in the best interests of the Company to enter into transactions and other ventures that may include the issuance of shares of our Common Stock. If the Board authorizes the issuance of additional shares subsequent to the Reverse Stock Split, the dilution to the ownership interest of our existing stockholders may be greater than would occur had the Reverse Stock Split not been effected.

Mechanics of the Reverse Stock Split

If the Reverse Stock Split is approved and effected, beginning on the effective date of the Reverse Stock Split, each certificate representing pre-split shares will, until surrendered and exchanged as described below, for all corporate purposes, be deemed to represent, respectively, only the number of post-split shares.

Exchange of Stock Certificates

Shortly after the Reverse Stock Split becomes effective, stockholders will be notified and offered the opportunity at their own expense to surrender any current certificates they may hold to our stock transfer agent in exchange for the issuance of new certificates reflecting the Reverse Stock Split in accordance with the procedures to be set forth in a letter of transmittal to be sent by our stock transfer agent. In connection with the Reverse Stock Split, the CUSIP number for the Common Stock will change from its current CUSIP number. This new CUSIP number will appear on any new stock certificates issued representing post-split shares.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNLESS AND UNTIL REQUESTED TO DO SO FOLLOWING THE ANNOUNCEMENT OF THE COMPLETION OF THE REVERSE STOCK SPLIT.

Effect on Registered “Book-Entry” Holders of Common Stock

Holders of Common Stock may hold some or all of their Common Stock electronically in book-entry form (“street name”) under the direct registration system for securities. These stockholders will not have stock certificates evidencing their ownership. They are, however, provided with a statement reflecting the number of shares of Common Stock registered in their accounts. If you hold registered Common Stock in book-entry form, you do not need to take any action to receive your post-split shares, if applicable.

Appraisal Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to appraisal or dissenter’s rights with respect to the Reverse Stock Split, and we will not independently provide our stockholders with any such rights.

Regulatory Approvals

The Reverse Stock Split will not be consummated, if at all, until after approval of our stockholders is obtained. We are not obligated to obtain any governmental approvals or comply with any state or federal regulations in order to effect the Reverse Stock Split other than the filing of the Reverse Stock Split Amendment with the Secretary of State of the State of Delaware.

Accounting Treatment of the Reverse Stock Split

If the Reverse Stock Split is effected, the par value per share of our Common Stock will remain unchanged at $0.00001. Accordingly, on the effective date of the Reverse Stock Split, the stated capital on our consolidated balance sheets attributable to our Common Stock will be reduced in proportion to the size of the Reverse Stock Split ratio, and the additional paid-in-capital account will be increased by the amount by which the stated capital is reduced. Our stockholders’ equity, in the aggregate, will remain unchanged. Per share net income or loss will be increased because there will be fewer shares of Common Stock outstanding. Any Common Stock held in treasury will be reduced in proportion to the Reverse Stock Split ratio. The Company does not anticipate that any other accounting consequences, including changes to the amount of stock-based compensation expense to be recognized in any period, will arise as a result of the Reverse Stock Split.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following discussion is a summary of certain material U.S. federal income tax considerations of the Reverse Stock Split applicable to U.S. holders (as defined below) only. The tax laws applicable to non-U.S. holders are not covered by this summary nor are laws or regulations of any other jurisdiction summarized hereby.. This discussion does not purport to be a complete analysis of all potential tax consequences that may be relevant to a U.S. holder. The effects of U.S. federal tax laws other than U.S. federal income tax laws, such as estate and gift tax laws, and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the U.S. Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations promulgated thereunder, judicial decisions, and published rulings and administrative pronouncements of the IRS, in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect a U.S. holder. We have not sought and do not intend to seek any rulings from the IRS regarding the matters discussed below. There can be no assurance the IRS or a court will not take a position contrary to that discussed below regarding the tax consequences of the Reverse Stock Split.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY. NON-U.S. HOLDERS ARE URGED TO SEEK THE ADVICE OF TAX ADVISORS IN THEIR RELEVANT JURISDICTION.

This discussion is limited to U.S. holders that hold Common Stock as a “capital asset” within the meaning of Section 1221 of the Code (generally, property held for investment). This discussion does not address all U.S. federal income tax consequences relevant to a U.S. holder’s particular circumstances, including the impact of the alternative minimum tax, the rules related to “qualified small business stock” within the meaning of Section 1202 of the Code or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to U.S. holders subject to special rules, including, without limitation:

•        U.S. expatriates and former citizens or long-term residents of the United States;

•        U.S. holders whose functional currency is not the U.S. dollar;

•        Persons holding Common Stock as part of a hedge, straddle or other risk reduction strategy or as part of a conversion transaction or other integrated investment;

•        banks, insurance companies, and other financial institutions;

•        real estate investment trusts or regulated investment companies;

•        brokers, dealers or traders in securities;

•        corporations that accumulate earnings to avoid U.S. federal income tax;

•        S corporations, partnerships or other entities or arrangements treated as partnerships for U.S. federal income tax purposes (and investors therein);

•        tax-exempt organizations or governmental organizations;

•        persons deemed to sell Common Stock under the constructive sale provisions of the Code;

•        persons who hold or received Common Stock pursuant to the exercise of any employee stock option or otherwise as compensation; and tax-qualified retirement plans.

If an entity treated as a partnership for U.S. federal income tax purposes holds Common Stock, the tax treatment of a partner in the partnership will generally depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. Accordingly, partnerships holding Common Stock and the partners in such partnerships should consult their tax advisors regarding the U.S. federal income tax consequences to them.

The Reverse Stock Split should constitute a “recapitalization” for U.S. federal income tax purposes. As a result, a U.S. holder of Common Stock generally should not recognize gain or loss upon the Reverse Stock Split. A U.S. holder’s aggregate tax basis in the shares of Common Stock received pursuant to the Reverse Stock Split should equal the aggregate tax basis of the shares of the Common Stock surrendered, and such U.S. holder’s holding period in the shares Common Stock received should include the holding period in the shares of Common Stock surrendered. Treasury Regulations provide detailed rules for allocating the tax basis and holding period of the shares of Common Stock surrendered to the shares of Common Stock received in a recapitalization pursuant to the Reverse Stock Split. U.S. holders of shares of Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

As noted above, we will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares will be automatically entitled to receive an additional fraction of a share of Common Stock to round up to the next whole post-split share. The U.S. federal income tax treatment of the receipt of such a fractional share in a Reverse Stock Split is not clear. It is possible that the receipt of such an additional fraction of a share of Common Stock may be treated as a distribution taxable as a dividend or as an amount received in exchange for Common Stock. We intend to treat the issuance of such an additional fraction of a share of Common Stock in the Reverse Stock Split as a non-recognition event, but there can be no assurance that the Internal Revenue Service or a court would not successfully assert otherwise.

Required Vote of Stockholders

Pursuant to the Delaware General Corporation Law and our organizational documents, approval of the Reverse Stock Split Proposal requires the affirmative vote of a majority of the shares of our Common Stock present in person, by remote communication, if applicable, or by proxy at the Special Meeting and entitled to vote thereon. Abstentions will have the effect of a vote “against” the proposal. Because the Reverse Stock Split Proposal is considered a routine matter under applicable stock exchange rules, there will not be any broker non-votes with respect to this proposal. If a proxy card is signed and returned but no direction is made, the persons named in your proxy will vote your shares “FOR” this proposal.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR CERTIFICATE OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT.

PROPOSAL NO. 2

TO APPROVE THE FUNCTIONAL BRANDS INC. 2026 EQUITY INCENTIVE PLAN

On March 20, 2026, the Board, upon the recommendation of the Compensation Committee approved and adopted the Functional Brands Inc. 2026 Equity Incentive Plan (the “Plan”), subject to and effective upon stockholder approval at the Special Meeting. We are asking our stockholders to approve the Plan in order to permit the Company to use the Plan to achieve the Company’s performance, recruiting, retention and incentive goals.

The Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted stock and restricted stock units to allow the Company to adapt its incentive program to meet the needs of the Company in the changing business environment in which the Company operates. The Plan is designed to enable the flexibility to grant equity awards to our key management employees, directors and consultants and to ensure that we can continue to grant equity awards to eligible recipients at levels determined to be appropriate by the Board and/or the Compensation Committee. If the Plan is not approved by the stockholders, the Plan will not be in effect. The Plan does not and will not cover any extant awards covered by executive employment agreements entered into prior to the effective date of the plan.

The Board strongly believes that the approval of the 2026 Plan is essential to the Company’s success by enabling the Company to incentivize and motivate high levels of performance and align the interests of our employees and stockholders.

Summary of the Provisions of the Incentive Plan

The following summary briefly describes the material features of the Plan and is qualified, in its entirety, by the specific language of the Plan, a copy of which is attached to this proxy statement as Annex B.

Purposes

The purposes of the Plan will be to attract and retain the best available personnel for positions of substantial responsibility with the Company or any parent or subsidiary of the Company; to provide additional incentive to eligible employees, directors, and consultants; and to promote the success of our business. These incentives will be provided through the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, or RSUs, and performance awards as the administrator of the Plan may determine. As of the Record Date, we had five members of our Board of Directors (of whom two are employees), approximately 34 employees (including two executive officers) and approximately 2 natural person consultants, who would be eligible for grants under the Plan. The basis for participation in the Plan is being eligible and being selected by the administrator of the Plan, in its discretion, to receive a grant thereunder.

Shares Available and Evergreen Provision

Our Board has authorized, subject to stockholder approval, 4,000,000 (four million) shares of our Common Stock for issuance under the Plan. In the event of any stock dividend, stock split, reverse stock split, share combination, recapitalization, merger, consolidation, spin-off, split-up, reorganization, rights offering, liquidation, or any similar change event of or by our company, appropriate adjustments will be made to the shares subject to the Plan and to any outstanding awards. Shares available for awards under the Plan may be either newly-issued shares or treasury shares.

The Plan includes an evergreen provision providing for an automatic annual increase in the shares of Common Stock available for issuance under the Plan beginning in the 2027 fiscal year of the Company in an amount equal to the least of (a) 500,000 shares, (b) a number equal to four percent (5%) of the total number of shares of Common Stock outstanding on December 31st of the preceding calendar year or (c) such number of shares as shall be determined by the Plan administrator.

In certain circumstances, shares subject to an outstanding award may again become available for issuance pursuant to other awards available under the Plan. For example, shares subject to awards that are forfeited, terminated, canceled or expired will again become available for future grants under the Plan.

Shares issuable under our Plan will be authorized, but unissued, or reacquired shares of our Common Stock. If an award expires or becomes un-exercisable without having been exercised in full, is surrendered pursuant to an exchange program (as described below), surrendered to pay tax withholding relating to an award or the exercise price of an award, or, with respect to restricted stock, restricted stock units, or performance awards, is forfeited to or repurchased due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under the Plan.

With respect to stock appreciation rights, the gross number of shares actually issued will cease to be available under the Plan and all remaining shares under stock appreciation rights will remain available for future grant or sale under the Plan. Shares that have actually been issued under the Plan under any award will not be returned to the Plan; except if shares issued pursuant to awards of restricted stock, restricted stock units, or performance awards are repurchased or forfeited due to failure to vest, such shares will become available for future grant under the Plan. Shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award will become available for future grant or sale under the Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in a reduction in the number of shares available for issuance under the Plan.

Administration

Our Board or one or more committees appointed by our Board will have authority to administer our Plan. Initially, the compensation committee of our Board will administer the Plan. In addition, if we determine it is desirable to qualify transactions under our Plan as exempt under Rule 16b-3 of the Exchange Act, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our Plan, the administrator has the power to administer our Plan and make all determinations deemed necessary or advisable for administering the Plan, including but not limited to, the power to determine the fair market value of our Common Stock, select the service providers to whom awards may be granted, determine the number of shares or dollar amounts covered by each award, approve forms of award agreements for use under the Plan, determine the terms and conditions of awards (including, but not limited to, the exercise price, the time or times at which awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of our Plan and awards granted under it, prescribe, amend and rescind rules relating to our Plan, including creating sub-plans, modify or amend each award, and allow a participant to defer the receipt of payment of cash or the delivery of shares that otherwise would be due to such participant under an award.

The administrator also has the authority to allow participants the opportunity under an exchange program to transfer outstanding awards granted under the Plan to a financial institution or other person or entity selected by the administrator, and to institute an exchange program by which outstanding awards granted under the Plan may be surrendered or cancelled in exchange for awards of the same type, which may have a higher or lower exercise price and/or different terms, awards of a different type and/or cash, or by which the exercise price of an outstanding award granted under the Plan is reduced or increased. The administrator’s decisions, interpretations and other actions are final and binding on all participants and will be given the maximum deference permitted by applicable law.

Eligibility

Eligible individuals include our and our subsidiaries’ employees (including our and our subsidiaries’ officers and directors who are also employees), directors, or consultants whose efforts, in the judgment of the administrator, are deemed worthy of encouragement to promote our growth and success. Non-employee directors of our Board are also eligible to participate in the Plan. All eligible individuals may receive one or more awards under the Plan, upon the terms and conditions set forth in the Plan. There is no assurance that an otherwise eligible individual will be selected by the administrator to receive an Award under the Plan. Because future awards under the Plan will be granted in the discretion of the administrator, the type, number, recipients and other terms of such awards cannot be determined at this time.

Stock Options

Stock options may be granted under our Plan. The exercise price of options granted under our Plan must be equal to at least 100% of the fair market value of a share of our Common Stock on the date of grant. However, stock options may be granted with a per share exercise price of less than 100% of the fair market value of a share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of our (or any of our parent’s or subsidiary’s) outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the per share exercise price must equal at least 110% of the fair market value of a share of our Common Stock on the grant date. The administrator may grant incentive stock options under the Plan for a period of ten years from the earlier of the date our Board approves the Plan or the date that our stockholders approve the Plan. The administrator will determine the methods of payment of the exercise price of an option, which may include cash and cash equivalents, check, certain shares, cashless exercise, net exercise, promissory notes, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three (3) months following the termination of service. An option agreement may also provide for the tolling of the expiration of the option after the option holder’s termination of service if the exercise would result in liability under Section 16(b) of the Exchange Act or would be prohibited solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act of 1933, as amended (“Securities Act”). An option, however, may not be exercised later than the expiration of its term. Subject to the provisions of our Plan, the administrator determines the terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under our Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our Common Stock between the exercise date and the date of grant. The term of a stock appreciation right may not exceed ten years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation rights agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the stock appreciation rights will remain exercisable for six months. In all other cases, in the absence of a specified time in an award agreement, the stock appreciation rights will remain exercisable for three months following the termination of service. A stock appreciation right agreement may also provide for the tolling of the expiration of the stock appreciation right after the award holder’s termination of service if the exercise would result in liability under Section 16(b) of the Exchange Act or would be prohibited solely because the issuance of shares of common stock would violate the registration requirements under the Securities Act. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our Plan, the administrator determines the terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our Common Stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant. However, stock appreciation right may be granted with a per share exercise price of less than 100% of the fair market value of a share of common stock on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

Restricted Stock

Restricted stock may be granted under our Plan. Restricted stock awards are grants of shares of our Common Stock that may vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our Plan, will determine the terms and conditions of such awards. The administrator may impose whatever vesting conditions (if any) it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us), except the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant, unless the administrator provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under our Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our Common Stock. Subject to the provisions of our Plan, the administrator determines the terms and conditions of restricted stock units, including any vesting criteria and the form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned restricted stock units in the form of cash, shares, or a combination of both. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Performance Awards

Performance awards may be granted under the Plan. Performance awards are awards that may be earned in whole or in part on the attainment of performance goals or other vesting criteria that the administrator may determine, and that may be denominated in cash or stock. Subject to the terms and conditions of the Plan, the administrator determines the terms and conditions of performance awards, including any vesting criteria and form and timing of payment. The administrator may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the administrator in its discretion. The administrator, in its sole discretion, may pay earned performance awards in the form of cash, shares, or a combination of both. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed.

Outside Directors

All outside (non-employee) directors will be eligible to receive all types of awards (except for incentive stock options) under our Plan. The Plan provides that in any given fiscal year, no outside director may be granted awards (the value of which will be based on their grant date fair value) granted under our Plan and provided any other compensation (including without limitation any cash retainers and fees) that in the aggregate exceed $100,000, provided that in the initial year of service such amount is increased to $200,000. Awards or other compensation provided to an individual for his or her services as an employee or as a consultant other than a director are excluded for purposes of these limits. The grant-date fair values of awards granted under our Plan will be determined according to U.S. Generally Accepted Accounting Principles.

Non-Transferability of Awards

Unless the administrator provides otherwise, our Plan generally does not allow for the transfer of awards other than by will or the laws of descent and distribution, and only the recipient of an award (or the recipient’s approved assignee) may exercise an award during his or her lifetime. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.

Certain Adjustments

In the event of certain changes in our capitalization, such as a dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase or exchange of our shares of Common Stock or other securities or other change in our corporate structure affecting our Common Stock (other than ordinary dividends or other ordinary distributions), to prevent diminution or enlargement of the benefits or potential benefits available under our Plan, the administrator will adjust the number and class of shares that may be delivered under our Plan and/or the number, class and price of shares covered by each outstanding award and any numerical share limits set forth in our Plan.

Dissolution or Liquidation

In the event of our proposed liquidation or dissolution, the administrator will notify participants as soon as practicable and all awards will terminate immediately prior to the consummation of such proposed transaction.

Merger or Change in Control

Our Plan provides that in the event of our merger or change in control, as defined in our Plan, each outstanding award will be treated as the administrator determines, without a participant’s consent. For example, the administrator may provide that awards granted under the Plan will be assumed or substituted by substantially equivalent awards, be terminated immediately before the merger or change in control, become vested and exercisable or payable and be terminated in connection with the merger or change in control, be terminated in exchange for cash, other property or other consideration or any combination of the above. The administrator is not required to treat all awards, all awards held by a participant, all portions of awards, or all awards of the same type, similarly.

In the event that a successor corporation or its parent or subsidiary does not assume, continue or substitute an equivalent award for any outstanding award (or a portion of such award), then such award (or its applicable portion) will fully vest, all restrictions on such award (or its applicable portion) will lapse, all performance goals or other vesting criteria applicable to such award (or its applicable portion) will be deemed achieved at 100% of target levels and such award (or its applicable portion) will become fully exercisable, if applicable, for a specified period prior to the transaction, unless specifically provided otherwise under the applicable award agreement or other written agreement with the participant. The award (or its applicable portion) will then terminate upon the expiration of the specified period of time. If an option or stock appreciation right is not assumed or substituted, the administrator will notify the participant that such option or stock appreciation right will be exercisable for a period of time determined by the administrator in its sole discretion and the option or stock appreciation right will terminate upon the expiration of such period.

Awards granted to outside director, regardless of whether assumed or substituted for in our merger or change in control, will fully vest immediately prior to the change in control provided the participant remains an outside director through the date of such change in control, and all performance goals or other vesting criteria applicable to such awards will be deemed achieved at 100% of target levels and such awards will become fully exercisable, if applicable, unless specifically provided otherwise under the applicable award agreement or other written agreement with the outside director.

Clawback Policy

All awards granted under the Plan are subject to any clawback policy of ours in effect at the time of grant or that the Company is required to adopt to comply with applicable laws. The administrator may require a participant to forfeit, return or reimburse us all or a portion of the award and any amounts paid under the award in order to comply with any such clawback policy or applicable laws. The administrator also may specify in an award agreement that the participant’s rights, payments and benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events.

Termination or Amendment of the Plan

The administrator has the authority to amend, suspend or terminate our Plan, provided such action does not materially impair the rights of any participant unless mutually agreed otherwise. Our Plan will remain in effect for a term of 10 years from the date of stockholder approval of the Plan, until earlier terminated in accordance with its terms.

Summary of Federal Income Tax Consequences of the Incentive Plan

The following summary is intended only as a general guide as to the U. S. federal income tax consequences under current United States law applicable to U.S holders only with respect to participation in the Plan and does not attempt to describe all possible federal or other tax consequences of such participation. Furthermore, the tax consequences of awards made under the Plan are complex and subject to change, and a taxpayer’s particular situation may be such that some variation of the described rules is applicable.

THIS DISCUSSION IS FOR INFORMATION PURPOSES ONLY AND IS NOT TAX ADVICE. HOLDERS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES OF THE PLAN ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY. NON-U.S. HOLDERS ARE URGED TO SEEK THE ADVICE OF TAX ADVISORS IN THEIR RELEVANT JURISDICTION

Options and SARS.    There are three points in time when a participant and our company could potentially incur federal income tax consequences: date of grant, upon exercise and upon disposition. First, when an option or a SAR is granted to a participant, the participant does not recognize any income for federal income tax purposes on the date of grant. We, similarly, do not have any federal income tax consequences at the date of grant. Second, depending upon the type of option, the exercise of an option may or may not result in the recognition of income for federal income tax purposes. With respect to an incentive stock option, a participant will not recognize any ordinary income upon the option’s exercise (except that the alternative minimum tax may apply). However, a participant will generally recognize ordinary income upon the exercise of a non-qualified stock option. In this case, the participant will recognize income equal to the difference between the option price and the fair market value of shares purchased pursuant to the option on the date of exercise. With respect to the exercise of a SAR, the participant must generally recognize ordinary income equal to the cash received (or, if applicable, value of the shares received).

Incentive stock options are subject to certain holding requirements before a participant can dispose of the shares purchased pursuant to the exercise of the option and receive capital gains treatment on any income realized from the exercise of the option. Satisfaction of the holding periods determines the tax treatment of any income realized upon exercise. If a participant disposes of shares acquired upon exercise of an incentive stock option before the end of the applicable holding periods (called a “disqualifying disposition”), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the incentive stock option minus the exercise price or (ii) the amount realized upon the disposition of the shares minus the exercise price. Any excess of the fair market value on the date of such disposition over the fair market value on the date of exercise must be recognized as capital gains by the participant. If a participant disposes of shares acquired upon the exercise of an incentive stock option after the applicable holding periods have expired, such disposition generally will result in long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares (generally, in such case, the tax “basis” is the exercise price).

Generally, we will be entitled to a tax deduction in an amount equal to the amount recognized as ordinary income by the participant in connection with the exercise of options and SARs. However, we are generally not entitled to a tax deduction relating to amounts that represent capital gains to a participant. Accordingly, if the participant satisfies the requisite holding period with respect to an incentive stock option before disposition to receive the favorable tax treatment afforded incentive stock options, we will not be entitled to any tax deduction with respect to an incentive stock option. In the event the participant has a disqualifying disposition with respect to an incentive stock option, we will be entitled to a tax deduction in an amount equal to the amount that the participant recognized as ordinary income.

Restricted Stock Awards.    A participant will not be required to recognize any income for federal income tax purposes upon the grant of shares of restricted stock. With respect to Awards involving shares or other property, such as restricted stock Awards, that contain restrictions as to their transferability and are subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the fair market value of the shares or other property received at the time the shares or other property become transferable or are no longer subject to a substantial risk of forfeiture, whichever occurs first. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the participant. A participant may elect to be taxed at the time he or she receives shares (e.g., restricted stock) or other property rather than upon the lapse of transferability restrictions or the substantial risk of forfeiture. However, if the participant subsequently forfeits such shares, he or she would not be entitled to any tax deduction or, to recognize a loss, for the value of the shares or property on which he or she previously paid tax. Alternatively, if an Award that results in a transfer to the participant of cash, shares or other property does not contain any restrictions as to their transferability and is not subject to a substantial risk of forfeiture, the participant must generally recognize ordinary income equal to the cash or the fair market value of shares or other property actually received. We generally will be entitled to a deduction for the same amount.

Awards under the Plan are intended to be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Code such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Plan administrator. The Plan and each award agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except as otherwise determined in the sole discretion of the Administrator.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock and their potential receipt of incentive plan awards in the future.

Required Vote of Stockholders

The approval of the Plan Proposal requires that a quorum exist and that a majority of the votes cast at the Special Meeting are cast in favor of approval of the Plan Proposal. Abstentions are not considered votes cast and will therefore have no effect on the Plan Proposal. Brokers are not expected to be permitted to vote shares held for a customer on “non-routine” matters (such as the Plan Proposal) without specific instructions from the customer. Therefore, broker non-votes should not be considered votes cast and should also have no effect on the outcome of the Plan Proposal.

Our Recommendation

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE FUNCTIONAL BRANDS INC. 2026 EQUITY INCENTIVE PLAN.

PROPOSAL NO. 3

TO APPROVE THE ADJOURNMENT OF THE SPECIAL MEETING, IF NECESSARY,
TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME
OF THE SPECIAL MEETING TO APPROVE THE REVERSE STOCK SPLIT AND
THE PLAN PROPOSALS

Background of and Rationale for the Adjournment Proposal

The Board believes that, if the number of affirmative votes received from the holders of outstanding shares of our Common Stock entitled to vote on the Reverse Stock Split Proposal and the Plan Proposal, are insufficient to approve the Proposals, it is in the best interests of the stockholders to enable the Board to continue to seek to obtain a sufficient number of additional affirmative votes to approve the Reverse Stock Split Proposal and the Plan Proposal.

In the Adjournment Proposal, we are asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Special Meeting or any adjournment thereof. If our stockholders approve this Proposal No. 3, we could adjourn the Special Meeting, and any adjourned session of the Special Meeting, to use the additional time to solicit additional proxies in favor of the Reverse Stock Split Proposal and the Plan Proposal.

Additionally, approval of the Adjournment Proposal could mean that, in the event we receive proxies indicating that a majority of the voting power of the outstanding shares of our Common Stock entitled to vote on the Reverse Stock Split Proposal and the Plan Proposal have voted against the Reverse Stock Split Proposal or the Plan Proposal, we could adjourn the Special Meeting without a vote on such respective proposal, as the case may be, and use the additional time to solicit the holders of those shares to change their vote in favor of the Reverse Stock Split Proposal or the Plan Proposal.

Vote Required

In accordance with our Bylaws, the approval of this Adjournment Proposal for the purpose of soliciting additional proxies requires the affirmative vote of a majority of the votes of our Common Stock present in person, by remote communication, if applicable, or represented by proxy at the Special Meeting and entitled to vote thereon as of the Record Date. Abstentions and broker non-votes, if any, with respect to this Adjournment Proposal are not counted as votes cast and will not affect the outcome of this Adjournment Proposal.

Our Recommendation

THE BOARD RECOMMENDS A VOTE “FOR” THE ADJOURNMENT OF THE SPECIAL
MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE THE REVERSE STOCK SPLIT PROPOSAL AND THE PLAN PROPOSAL.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND
RELATED STOCKHOLDER MATTERS

The following table sets forth information with respect to the beneficial ownership of our Common Stock by each person known by us to beneficially own more than 5.0% of any class of our voting securities together with:

•        each of our directors and named executive officers;

•        all of our directors and executive officers as a group; and

•        each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock on the Record Date.

The percentages of Common Stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Except as indicated in the footnotes to this table, each beneficial owner named in the table below has sole voting and sole investment power with respect to all shares beneficially owned. Percentage computations are based on 21,912,868 shares of our Common Stock outstanding as of April 16, 2026.

The persons identified below do not have any outstanding options, warrants exercisable for, or other securities convertible into shares of our Common Stock within the next 60 days which are deemed beneficially owned by the holders thereof and hold no preferred stock. The persons named below have not, nor have they within the past three years had, any position, office, or other material relationship with us, other than as disclosed in this Proxy Statement. Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o our company, Functional Brands Inc., 6400 SW Rosewood Street, Lake Oswego, Oregon 97035.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
Eric Gripentrog-Chief Executive Officer and Director	Common Stock	710,924	3.42%
Tariq Rahim-Chief Financial Officer and Director	Common Stock	174,496	0.84%
Lourdes Felix-Director	Common Stock	—	*
Steven Ross-Director	Common Stock	—	*
Girard Smith-Director	Common Stock	—	*
All Officers and Directors as a Group	Common Stock	885,420	4.26%

____________

*        indicates less than one percent (1%).

OTHER MATTERS

The Board does not know of any other matters to be presented at the Special Meeting. If any additional matters are properly presented at the Special Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our Common Stock they represent in accordance with their own judgment on such matters.

It is important that your shares of our Common Stock be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

We will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners for their reasonable expenses in forwarding solicitation material to such beneficial owners. We have also engaged Lioness Consulting LLC to assist with the solicitation of banks, brokers and institutional and other shareholders for a fee of $7,500 plus reimbursement of expenses.

THE BOARD OF DIRECTORS
Lake Oswego, Oregon
April 27, 2026

Annex A

CERTIFICATE OF AMENDMENT

FIFTH CERTIFICATE OF AMENDMENT OF THE
CERTIFICATE OF INCORPORATION OF
FUNCTIONAL BRANDS INC.

Functional Brands Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Delaware hereby certifies as follows:

1. The name of the Corporation is Functional Brands Inc. The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on [    ] (the “Certificate of Incorporation”).

2. The Certificate of Incorporation, as amended, is hereby further amended by adding the following new paragraph at the end of Article [    ]:

“D. 2026 REVERSE STOCK SPLIT

Effective at            , Eastern Time, on            , 2026 (the “2026 Split Effective Time”), every            (             ) shares of common stock issued and outstanding or held by the Corporation as treasury shares as of the 2026 Split Effective Time shall automatically, and without action on the part of the stockholders, be combined, reclassified and changed into one (1) validly issued, fully paid and non-assessable share of common stock, without effecting a change to the par value per share of common stock, subject to the treatment of fractional interests as described below (the “2026 Reverse Split”). Notwithstanding the immediately preceding sentence, no fractional shares will be issued in connection with the combination effected by the preceding sentence. The Board of Directors shall make provision for the issuance of that number of fractions of common stock such that any fractional share of a holder otherwise resulting from the 2026 Reverse Split shall be rounded up to the next whole number of shares of common stock. As of the 2026 Split Effective Time and thereafter, a certificate(s) representing shares of common stock prior to the 2026 Reverse Split is deemed to represent the number of post-2026 Reverse Split shares into which the pre-2026 Reverse Split shares were reclassified and combined. The 2026 Reverse Split shall also apply to any outstanding securities or rights convertible into, or exchangeable or exercisable for, common stock of the Corporation and all references to such common stock in agreements, arrangements, documents and plans relating thereto or any option or right to purchase or acquire shares of common stock shall be deemed to be references to the common stock or options or rights to purchase or acquire shares of common stock, as the case may be, after giving effect to the 2026 Reverse Split.”

3. The Board of Directors of the Corporation has duly adopted resolutions (i) declaring this Fifth Certificate of Amendment to be advisable, (ii) adopting and approving this Fifth Certificate of Amendment, (iii) directing that this Fifth Certificate of Amendment be submitted to the stockholders of the Corporation for their approval at the special meeting of the stockholders of the Corporation and (iv) recommending to the stockholders of the Corporation that this Fifth Certificate of Amendment be approved.

4. This Fifth Certificate of Amendment was submitted to and duly adopted and approved by the stockholders of the Corporation at the special meeting of the stockholders of the Corporation in accordance with Sections 222 and 242 of the Delaware General Corporation Law.

5. This Fifth Certificate of Amendment has been duly authorized, adopted and approved by the Corporation’s Board of Directors in accordance with the provisions of Sections 141 and 242 of the Delaware General Corporation Law.

6. This Fifth Certificate of Amendment shall be effective upon its filing with the Secretary of State of the State of Delaware.

[signature page follows]

A-1

IN WITNESS WHEREOF, Functional Brands Inc. has caused this Fifth Certificate of Amendment to be signed by a duly authorized officer of the Corporation on _______________, 2026.

FUNCTIONAL BRANDS INC.

Eric Gripentrog
Chief Executive Officer and Chairman

[Signature Page to Fifth Certificate of Amendment of the Certificate of Incorporation of Functional Brands Inc.]

A-2

Annex B

FUNCTIONAL BRANDS INC.

2026 EQUITY INCENTIVE PLAN

1.           Purposes of the Plan. The purposes of this Plan are:

•        to attract and retain the best available personnel for positions of substantial responsibility,

•        to provide additional incentive to Employees, Directors and Consultants, and

•        to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Non-statutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards. The Plan does not and will not cover any extant awards covered by executive employment agreements entered into prior to the effective date of the Plan.

2.           Definitions. As used herein, the following definitions will apply:

2.1         “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

2.2         “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards, including but not limited to the related issuance of shares of Common Stock, including but not limited to, under U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

2.3         “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, or Performance Awards.

2.4         “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

2.5         “Board” means the Board of Directors of the Company.

2.6         “Change in Control” means the occurrence of any of the following events:

(a)         Change in Ownership of the Company. A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection (a), the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; provided, further, that any change in the ownership of the stock of the Company as a result of a private financing of the Company that is approved by the Board also will not be considered a Change in Control. Further, if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, direct or indirect beneficial ownership of fifty percent (50%) or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (a). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities; or

(b)         Change in Effective Control of the Company. If the Company has a class of securities registered pursuant to Section 12 of the Exchange Act, a change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (b), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(c)         Change in Ownership of a Substantial Portion of the Company’s Assets. A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such Person or Persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (c), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (i) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (ii) a transfer of assets by the Company to: (A) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (B) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (C) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (D) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (c)(ii)(C). For purposes of this subsection (c), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this Section 2.6, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transactions with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Section 409A.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (x) its primary purpose is to change the jurisdiction of the Company’s incorporation, or (y) its primary purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

2.7         “Clawback Policy” has the meaning set forth in Section 24.

2.8         “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation or other formal guidance of general or direct applicability promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

2.9         “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or by a duly authorized committee of the Board, in accordance with Section 4 hereof.

2.10       “Common Stock” means the common stock of the Company.

2.11       “Company” means Functional Brands Inc., a Delaware corporation, or any successor thereto.

2.12       “Consultant” means any natural person, including an advisor, engaged by the Company or any of its Parent or Subsidiaries to render bona fide services to such entity, provided the services (a) are not in connection with the offer or sale of securities in a capital-raising transaction, and (b) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.

2.13       “Director” means a member of the Board.

2.14       “Disability” means total and permanent disability as defined in Code Section 22(e)(3), provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

2.15       “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

2.16       “Exchange Act” means the United States Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder.

2.17       “Exchange Program” means a program under which (a) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (b) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (c) the exercise price of an outstanding Award is reduced or increased. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

2.18       “Fair Market Value” means, as of any date and unless the Administrator determines otherwise, the value of Common Stock determined as follows:

(a)         If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange or the Nasdaq Global Select Market, the Nasdaq Global Market, or the Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value will be the closing sales price for such stock (or, if no closing sales price was reported on that date, as applicable, on the last Trading Day such closing sales price was reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(b)         If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the day of determination (or, if no bids and asks were reported on that date, as applicable, on the last Trading Day such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

(c)         In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

In addition, for purposes of determining the fair market value of shares for any reason other than the determination of the exercise price of Options or Stock Appreciation Rights, fair market value will be determined by the Administrator in a manner compliant with Applicable Laws and applied consistently for such purpose. The determination of fair market value for purposes of tax withholding may be made in the Administrator’s sole discretion subject to Applicable Laws and is not required to be consistent with the determination of fair market value for other purposes.

2.19       “Fiscal Year” means the fiscal year of the Company.

2.20       “Incentive Stock Option” means an Option that by its terms qualifies and is otherwise intended to qualify as an incentive stock option within the meaning of Code Section 422 and the regulations promulgated thereunder.

2.21       “Legal Representative” has the meaning set forth in Section 6.6.4.

2.22       “Non-statutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

2.23       “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.24       “Option” means a stock option granted pursuant to the Plan.

2.25       “Outside Director” means a Director who is not an Employee. Any member of the Board who is designated as the Executive Chairperson (or its equivalent) will not be considered an Outside Director for purposes of the Plan.

2.26       “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Code Section 424(e).

2.27       “Participant” means the holder of an outstanding Award.

2.28       “Performance Awards” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be cash- or stock-denominated and may be settled for cash, Shares or other securities or a combination of the foregoing under Section 10.

2.29       “Performance Period” means has the meaning set forth in Section 10.1.

2.30       “Period of Restriction” means the period (if any) during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

2.31       “Person” has the meaning set forth in Section 2.6(a).

2.32       “Plan” means this Functional Brands Inc. 2026 Equity Incentive Plan, as may be amended from time to time.

2.33       “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

2.34       “Restricted Stock” means Shares issued pursuant to an Award of Restricted Stock under Section 8 of the Plan or issued pursuant to the early exercise of an Option.

2.35       “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 9. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

2.36       “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

2.37       “Section 16b” means Section 16(b) of the Exchange Act.

2.38       “Section 409A” means Code Section 409A and the U.S. Treasury Regulations and guidance thereunder, and any applicable state law equivalent, as each may be promulgated, amended or modified from time to time.

2.39       “Securities Act” means the United States Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder.

2.40       “Service Provider” means an Employee, Director or Consultant.

2.41       “Share” means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

2.42       “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 7 is designated as a Stock Appreciation Right.

2.43       “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Code Section 424(f).

2.44       “Trading Day” means a day that the primary stock exchange, national market system, or other trading platform, as applicable, upon which the Common Stock is listed (or otherwise trades regularly, as determined by the Administrator, in its sole discretion) is open for trading.

2.45       “U.S. Treasury Regulations” means the Treasury Regulations of the Code. Reference to a specific Treasury Regulation or Section of the Code will include such Treasury Regulation or Section, any valid regulation promulgated under such Section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such Section or regulation.

3.           Stock Subject to the Plan.

3.1         Stock Subject to the Plan. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15 of the Plan and the automatic increase set forth in Section 3.2 of the Plan, the maximum aggregate number of Shares that may be subject to Awards and sold under the Plan will be equal to four million (4,000,000) Shares. In addition, Shares may become available for issuance under Sections 3.2 and 3.3 of the Plan. The Shares may be authorized but unissued, or reacquired Common Stock.

3.2         Automatic Share Reserve Increase. Subject to adjustment upon changes in capitalization of the Company as provided in Section 15, the number of Shares available for issuance under the Plan will be increased on the first day of each Fiscal Year beginning with the 2027 Fiscal Year, in an amount equal to the least of (a) 500,000 Shares, (b) a number of Shares equal to five percent (5%) of the total number of shares of all classes of common stock of the Company outstanding on the last day of the immediately preceding Fiscal Year, or (c) such number of Shares determined by the Administrator no later than the last day of the immediately preceding Fiscal Year.

3.3         Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, or Performance Awards is forfeited to or repurchased by the Company due to the failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares) which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units or Performance Awards are repurchased by the Company or are forfeited to the Company due to the failure to vest, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax liabilities or withholdings related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 15, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3.1, plus, to the extent allowable under Code Section 422 and the U.S. Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to Sections 3.2 and 3.3.

3.4         Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.           Administration of the Plan.

4.1         Procedure.

4.1.1      Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan. The Compensation Committee of the Board will initially be the Administrator of the Plan.

4.1.2      Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

4.1.3      Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which Committee will be constituted to comply with Applicable Laws.

4.2         Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(a)         to determine the Fair Market Value;

(b)         to select the Service Providers to whom Awards may be granted hereunder;

(c)         to determine the number of Shares or dollar amounts to be covered by each Award granted hereunder;

(d)         to approve forms of Award Agreements for use under the Plan;

(e)         to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto (including but not limited to, temporarily suspending the exercisability of an Award if the Administrator deems such suspension to be necessary or appropriate for administrative purposes or to comply with Applicable Laws, provided that such suspension must be lifted prior to the expiration of the maximum term and post-termination exercisability period of an Award), based in each case on such factors as the Administrator will determine;

(f)          to institute and determine the terms and conditions of an Exchange Program, including, subject to Section 20.3, to unilaterally implement an Exchange Program without the consent of the applicable Award holder;

(g)         to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(h)         to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of facilitating compliance with applicable non-U.S. laws, easing the administration of the Plan and/or for qualifying for favorable tax treatment under applicable non-U.S. laws, in each case as the Administrator may deem necessary or advisable;

(i)          to modify or amend each Award (subject to Section 20.3), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option or Stock Appreciation Right (subject to Sections 6.4 and 7.5);

(j)          to allow Participants to satisfy withholding tax obligations in a manner prescribed in Section 16;

(k)         to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(l)          to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(m)        to make all other determinations deemed necessary or advisable for administering the Plan.

4.3         Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards and will be given the maximum deference permitted by Applicable Laws.

5.           Eligibility. Non-statutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units and Performance Awards may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.           Stock Options.

6.1         Grant of Options. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Options to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

6.2         Option Agreement. Each Award of an Option will be evidenced by an Award Agreement that will specify the exercise price, the term of the Option, the number of Shares subject to the Option, the exercise restrictions, if any, applicable to the Option, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

6.3         Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Non-statutory Stock Option. Notwithstanding such designation, however, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds One Hundred Thousand Dollars ($100,000), such Options will be treated as non-statutory stock options. For purposes of this Section 6.3, incentive stock options will be taken into account in the order in which they were granted, the fair market value of the Shares will be determined as of the time the Option with respect to such Shares is granted, and calculation will be performed in accordance with Code Section 422 and the U.S. Treasury Regulations promulgated thereunder.

6.4         Term of Option. The term of each Option will be stated in the Award Agreement; provided, however, that the term will be no more than ten (10) years from the date of grant thereof. In the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

6.5         Option Exercise Price and Consideration.

6.5.1      Exercise Price. The per Share exercise price for the Shares to be issued pursuant to the exercise of an Option will be determined by the Administrator but will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. In addition, in the case of an Incentive Stock Option granted to an Employee who owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant. Notwithstanding the foregoing provisions of this Section 6.5.1, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Code Section 424(a).

6.5.2      Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

6.5.3      Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (a) cash (including cash equivalents); (b) check; (c) promissory note, to the extent permitted by Applicable Laws, (d) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided further that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (e) consideration received by the Company under a cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (f) by net exercise; (g) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws, or (h) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator will consider if acceptance of such consideration may be reasonably expected to benefit the Company.

6.6         Exercise of Option.

6.6.1      Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (a) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (b) full payment for the Shares with respect to which the Option is exercised (together with applicable tax withholdings). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the

Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6.2      Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon such cessation as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within three (3) months of such cessation, or such shorter or longer period of time, as is specified in the Award Agreement, in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on such date of cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.3      Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within six (6) months of such cessation, or such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable) to the extent the Option is vested on such date of cessation. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if on the date of such cessation the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If after such cessation the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.4      Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised within six (6) months following the Participant’s death, or within such longer or shorter period of time as is specified in the Award Agreement (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement or Section 6.4, as applicable), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to the Participant’s death in a form (if any) acceptable to the Administrator. If the Administrator has not permitted the designation of a beneficiary or if no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution (each, a “Legal Representative”). If the Option is exercised pursuant to this Section 6.6.4, Participant’s designated beneficiary or Legal Representative shall be subject to the terms of this Plan and the Award Agreement, including but not limited to the restrictions on transferability and forfeitability applicable to the Service Provider. Unless otherwise provided by the Administrator or set forth in the Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan immediately. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

6.6.5      Tolling Expiration. A Participant’s Award Agreement may also provide that:

(a)         if the exercise of the Option following the cessation of Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16b, then the Option will terminate on the earlier of (i) the expiration of the term of the Option set forth in the Award Agreement, or (ii) the tenth (10th) day after the last date on which such exercise would result in liability under Section 16b; or

(b)              if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (i) the expiration of the term of the Option or (ii) the expiration of a period of thirty (30) days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.

7.           Stock Appreciation Rights.

7.1         Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

7.2         Number of Shares. The Administrator will have complete discretion to determine the number of Shares subject to any Award of Stock Appreciation Rights.

7.3         Exercise Price and Other Terms. The per Share exercise price for the Shares that will determine the amount of the payment to be received upon exercise of a Stock Appreciation Right as set forth in Section 7.6 will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

7.4         Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

7.5         Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6.4 relating to the maximum term and Section 6.6 relating to exercise also will apply to Stock Appreciation Rights.

7.6         Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(a)         The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(b)         The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

8.           Restricted Stock.

8.1         Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

8.2         Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction (if any), the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed. The Administrator, in its sole discretion, may determine that an Award of Restricted Stock will not be subject to any Period of Restriction and consideration for such Award is paid for by past services rendered as a Service Provider.

8.3         Transferability. Except as provided in this Section 8 or as the Administrator determines, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

8.4         Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

8.5         Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

8.6         Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

8.7         Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

8.8         Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

9.           Restricted Stock Units.

9.1         Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

9.2         Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

9.3         Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

9.4         Form and Timing of Payment. Payment of earned Restricted Stock Units will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Restricted Stock Units in cash, Shares, or a combination of both.

9.5         Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

10.         Performance Awards.

10.1       Award Agreement. Each Performance Award will be evidenced by an Award Agreement that will specify any time period during which any performance objectives or other vesting provisions will be measured (“Performance Period”), and such other terms and conditions as the Administrator determines. Each Performance Award will have an initial value that is determined by the Administrator on or before its date of grant.

10.2       Objectives or Vesting Provisions and Other Terms. The Administrator will set any objectives or vesting provisions that, depending on the extent to which any such objectives or vesting provisions are met, will determine the value of the payout for the Performance Awards. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

10.3       Earning Performance Awards. After an applicable Performance Period has ended, the holder of a Performance Award will be entitled to receive a payout for the Performance Award earned by the Participant over the Performance Period. The Administrator, in its discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Award.

10.4       Form and Timing of Payment. Payment of earned Performance Awards will be made at the time(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned Performance Awards in cash, Shares, or a combination of both.

10.5       Cancellation of Performance Awards. On the date set forth in the Award Agreement, all unearned or unvested Performance Awards will be forfeited to the Company, and again will be available for grant under the Plan.

11.         Outside Director Award Limitations. No Outside Director may be granted, in any Fiscal Year, equity awards (including any Awards granted under this Plan), the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles, and be provided any other compensation (including without limitation any cash retainers or fees) in amounts that, in the aggregate, exceed $100,000, provided that such amount is increased to $200,000 in the Fiscal Year of such individual’s initial service as an Outside Director. Any Awards granted or other compensation provided to an individual (a) for such individual’s services as an Employee, or for such individual’s services as a Consultant (other than as an Outside Director), or (b) prior to the Registration Date, will be excluded for purposes of this Section 11.

12.         Compliance With Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to be exempt from or meet the requirements of Section 409A and will be construed and interpreted in accordance with such intent (including with respect to any ambiguities or ambiguous terms), except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Section 409A. In no event will the Company or any of its Parent or Subsidiaries have any responsibility, liability, or obligation to reimburse, indemnify, or hold harmless a Participant (or any other person) in respect of Awards, for any taxes, penalties or interest that may be imposed on, or other costs incurred by, Participant (or any other person) as a result of Section 409A.

13.         Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise or as otherwise required by Applicable Laws, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (a) any leave of absence approved by the Company or (b) transfers between locations of the Company or between the Company, its Parent, or any of its Subsidiaries. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave, any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Non-statutory Stock Option.

14.         Limited Transferability of Awards. Unless determined otherwise by the Administrator, Awards may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution (which, for purposes of clarification, shall be deemed to include through a beneficiary designation if available in accordance with Section 6.6.4), and may be exercised, during the lifetime of the Participant, only by the Participant. Notwithstanding the foregoing, the right to receive Restricted Stock Units, vested or unvested, may be assigned or transferred by a Service Provider to immediate family members or to others in connection with divorce settlements, divorce decrees or as part of separation agreements and, after such restricted Stock Units have vested, the Administrator shall treat such assignee or transferee as the holder of such restricted Stock Units. If the Administrator otherwise makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

15.         Adjustments; Dissolution or Liquidation; Merger or Change in Control.

15.1       Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs (other than any ordinary dividends or other ordinary distributions), the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of shares of stock that may be delivered under the Plan and/or the number, class, and price of shares of stock covered by each outstanding Award, and numerical Share limits in Section 3.

15.2       Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

15.3       Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines (subject to the provisions of the following paragraph) without a Participant’s consent, including, without limitation, that (a) Awards will be assumed, or substantially equivalent awards will be substituted, by the acquiring or successor corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (b) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such merger or Change in Control; (c) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such merger or Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (d) (i) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (ii) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (e) any combination of the foregoing. In taking any of the actions permitted under this Section 15.3, the Administrator will not be obligated to treat all Awards, all Awards held by a Participant, all Awards of the same type, or all portions of Awards, similarly.

In the event that the acquiring or successor corporation (or an affiliate thereof) does not assume the Award (or portion thereof) as described below or substitute for the Award (or portion thereof) as described above, then the Participant will fully vest in and have the right to exercise his or her outstanding Options and Stock Appreciation Rights (or portions thereof) not assumed or substituted for, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock, Restricted Stock Units, or Performance Awards (or portions thereof) not assumed or substituted for will lapse, and, with respect to Awards with performance-based vesting (or portions thereof) not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable. In addition, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable, if an Option or Stock Appreciation Right (or portion thereof) is not assumed or substituted in the event of a merger or Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right (or its applicable portion) will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right (or its applicable portion) will terminate upon the expiration of such period.

For the purposes of this Section 15.3 and Section 15.4 below, an Award will be considered assumed if, following the merger or Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or Change in Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change in Control by holders of Common Stock for each

Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit or Performance Award, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change in Control.

Notwithstanding anything in this Section 15.3 to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent, in all cases, unless specifically provided otherwise under the applicable Award Agreement or other written agreement authorized by the Administrator between the Participant and the Company or any of its Subsidiaries or Parents, as applicable; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

Notwithstanding anything in this Section 15.3 to the contrary, and unless otherwise provided in an Award Agreement, if an Award that vests, is earned or paid-out under an Award Agreement is subject to Section 409A and if the change in control definition contained in the Award Agreement (or other agreement related to the Award, as applicable) does not comply with the definition of “change in control” for purposes of a distribution under Section 409A, then any payment of an amount that is otherwise accelerated under this Section 15.3 will be delayed until the earliest time that such payment would be permissible under Section 409A without triggering any penalties applicable under Section 409A.

15.4       Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met, unless specifically provided otherwise under the applicable Award Agreement or other written agreement between the Participant and the Company or any of its Subsidiaries or Parents, as applicable.

16.         Tax Withholding.

16.1       Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholdings are due, the Company (or any of its Parent, Subsidiaries, or affiliates employing or retaining the services of a Participant, as applicable) will have the power and the right to deduct or withhold, or require a Participant to remit to the Company (or any of its Parent, Subsidiaries, or affiliates, as applicable) or a relevant tax authority, an amount sufficient to satisfy U.S. federal, state, local, non-U.S., and other taxes (including the Participant’s FICA or other social insurance contribution obligation) required to be withheld or paid with respect to such Award (or exercise thereof).

16.2       Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax liability or withholding obligation, in whole or in part by such methods as the Administrator shall determine, including, without limitation, (a) paying cash, check or other cash equivalents, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion, (c) delivering to the Company already-owned Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion, (d) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or paid, (e) such other consideration and method of payment for the meeting of tax liabilities or withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws, or (f) any combination of the foregoing methods of payment. The amount of the withholding obligation will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

17.         No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company or its Subsidiaries or Parents, as applicable, nor will they interfere in any way with the Participant’s right or the right of the Company and its Subsidiaries or Parents, as applicable, to terminate such relationship at any time, free from any liability or claim under the Plan.

18.         Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

19.         Effective Date; Term of Plan. Subject to Section 23 of the Plan, the Plan will become effective after its adoption by the Board upon the date on which the requisite number under Applicable Law of stockholder votes present in person or by proxy at a duly called meeting shall have been cast for approval of the Plan. It will continue in effect until terminated under Section 20, but no Incentive Stock Options may be granted after 10 years from the date adopted by the Board and Section 3.2 will operate only until the 10th anniversary of the date the Plan is adopted by the Board.

20.         Amendment and Termination of the Plan.

20.1       Amendment and Termination. The Administrator, in its sole discretion, may amend, alter, suspend or terminate the Plan, or any part thereof, at any time and for any reason.

20.2       Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

20.3       Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

21.         Conditions Upon Issuance of Shares.

21.1       Legal Compliance. Shares will not be issued pursuant to an Award unless the exercise or vesting of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

21.2       Investment Representations. As a condition to the exercise or vesting of an Award, the Company may require the person exercising or vesting in such Award to represent and warrant at the time of any such exercise or vesting that the Shares are being acquired only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

22.         Inability to Obtain Authority. If the Company determines it to be impossible or impractical to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any United States. state or federal law or non-United States. law or under the rules and regulations of the. Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, the Company will be relieved of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

23.         Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

24.         Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to the reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, without limitation, termination of such Participant’s status as an employee and/or other service provider for cause or any specified action or inaction by a Participant, whether before or after such termination of employment and/or other service, that would constitute cause for termination of such Participant’s status as an employee and/or other service provider. Notwithstanding any provisions to the contrary under this Plan, all Awards granted under the Plan will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition under any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other Applicable Laws (the “Clawback Policy”). The Administrator may require a Participant to forfeit, or return to the Company, or reimburse the Company for, all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws, including without limitation any reacquisition right regarding previously acquired Shares or other cash or property. Unless this Section 24 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

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YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY. 2026 Vote by Internet - QUICK EASY IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail FUNCTIONAL BRANDS INC. Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on May 27, 2026. INTERNET/MOBILE – www.cstproxyvote.com Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Vote at the Meeting – If you plan to attend the virtual online special meeting, you will need your 12 digit control number to vote electronically at the special meeting. To attend: https://www.cstproxy.com/ functionalbrandsinc/2026 MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided. PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY. FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE FOLLOWING PROPOSALS. Please mark your votes like this 1. To approve the fifth amendment to our Certificate of Incorporation, as amended, in the form attached to the Proxy Statement as Annex A, to, at the discretion of our Board of Directors (the “Board”), effect a reverse stock split of our issued and outstanding shares of common stock, par value $0.00001 per share (the “Common Stock”), at any time prior to the one-year anniversary date of the Special Meeting, at a ratio, ranging from one-for-two (1:2) to one-for-two hundred fifty (1:250), with the exact ratio to be set within that range at the discretion of the Board without further approval or authorization of our stockholders (the “Reverse Stock Split Proposal” or “Proposal 1”). FOR AGAINST ABSTAIN 2. To approve the Functional Brands Inc. 2026 Equity Incentive Plan (the “Plan Proposal” or “Proposal 2”); and 3. To approve a proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Reverse Stock Split Proposal or the Plan Proposal (the “Adjournment Proposal” or “Proposal 3”). CONTROL NUMBER Signature Signature, if held jointly Date, 2026 Note

2026 Important Notice Regarding the Internet Availability of Proxy Materials for the Special Meeting of Stockholders to be held on May 28, 2026 To view the Proxy Statement and to Attend the Special Meeting, please go to: https://www.cstproxy.com/functionalbrandsinc/2026 FOLD HERE • DO NOT SEPARATE • INSERT IN ENVELOPE PROVIDED PROXY CARD FUNCTIONAL BRANDS INC. THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING TO BE HELD ON MAY 28, 2026 The undersigned, hereby appoints Eric Gripentrog and Tariq Rahim and each or either of them, as proxies, with full power of substitution and revocation, to represent and vote all shares of common stock of Functional Brands Inc. (the “Company”), that the undersigned will be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held virtually on May 28, 2026 at 12:00 p.m., Eastern Time, at https://www.cstproxy.com/functionalbrandsinc/2026, upon the matters listed on the reverse side hereof and, in their discretion, upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof. SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE IN WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. PLEASE INDICATE YOUR VOTE ON THE REVERSE SIDE (Continued and to be marked, dated and signed on reverse side)